Exhibit 10.3 Lease for premises at 1142 Cherry Street, San Bruno, CA 94066



Lease Agreement
By and Between
Marin County Employees' Retirement Association
As Landlord
And
Worldwide Manufacturing USA, Inc.,
a California corporation
As Tenant



Dated
March 31, 2003





Table of Contents

      1.Premises
      2.Possession and Lease Commencement 3.Term 4.Use 5.Rules and Regulations 6.Rent 7.Basic Operating Cost 8.Insurance and Indemnification 9.Waiver of Subrogation 10.Landlord's Repairs and Services 11.Tenant's Repairs 12.Alterations 13.Signs 14.Inspections/ Posting Notices 15Utilities 16Subordination 17.Financial Statements 18.Estoppel Certificate 19.Security Deposit 20.Tenant's Remedies 21.Assignment and Subletting 22.Authority of Parties 23.Condemnation 24.Casualty Damage 25.Holding Over 26.Default 27.Liens 28.Substitution 29.Transfers by Landlord
      30.Right of Landlord to Perform Tenant's Covenants 31.Waiver 32.Notices 33.Attorneys' Fees 34.Successors and Assigns 35.Force Majeure 36.Brokerage Commission 37.Waiver of Jury Trial 38.Surrender 39.Miscellaneous

Exhibits:
      Exhibit ASite Plan
      Exhibit BTenant Improvement Work Letter
      Exhibit B-1Diagram Showing Tenant Improvement Work





BASIC LEASE INFORMATION


      Lease Date:March 31, 2003
      Tenant:Worldwide Manufacturing USA, Inc., a California corporation
      Tenant's Address:Pre-Term Commencement Date:
      398 Beach Road, 2nd Floor
      Burlingame, California 94010

      Post-Term Commencement Date:
      Worldwide Manufacturing USA, Inc.
      1142 Cherry Avenue
      San Bruno, California 94066
      Landlord:Marin County Employees' Retirement Association
      Landlord's Address:Marin County Employee's Retirement Association
      c/o Woodmont Real Estate Services
      1050 Ralston Ave.
      Belmont, California 94002
      Projects:Airport  Trade Center, San Bruno,  California  consisting of five
      (5) buildings  comprising  124,696  square feet situated on  approximately
      8,802  acres  of  land.   Building:1142-1178  Cherry  Avenue,  San  Bruno,
      California consisting of approximately 6,825 rentable square feet as shown on Exhibit A.
      Permitted Use:Sales, distribution and warehousing of high-tech products and ancillary office use.
      Parking Density:Non-exclusive use of twenty (20) parking stalls.
      Estimated Term
      Commencement Date:May 1, 2003
      Length of Term:Sixty (60) months (See Paragraph 3.)

      Rent:
      Base Rent:
      PeriodMonthly Base RentAnnual Base Rent Term Commencement Date through Month 2NoneN/A Month 3 through Month 12$5,118.75N/A Month 13 through Month 24$5,272.31$63,267.72 Month 25 through Month 36$5,430.48$65,165.76 Month
      37 through Month 48$5,593.40$67,120.80 Month 49 through Month 60$5,761.20$69,134.40

      Estimated First Year Basic Operating CostOne Thousand Seven Hundred Seventy-Four and 50/100 Dollars ($1,774.50) per month
      (estimated for calendar year 2003).
      Prepaid Rent:Six Thousand Eight Hundred Ninety-Three and
      25/100 Dollars ($6,893.25)
      Security Deposit:Five Thousand Seven Hundred Sixty-One and
      20/100 Dollars ($5,761.20)
      Tenant's Proportionate Share -
      Of Building:Nineteen and five hundredths percent (19.05%) Of Project:Five and forty-seven hundredths percent (5.47%) Brokers:BT Commercial Real Estate (Marshall Hydorn and Matt Squires) representing Landlord BT Commercial Real Estate (Jason Cranston) representing Tenant





The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.





LEASE
THIS LEASE is made as of this 31st day of March 2001, by and between MARIN COUNTY EMPLOYEES' RETIREMENT ASSOCIATION (hereinafter called "Landlord") and WORLDWIDE MANUFACTURING USA INC., a California corporation (hereinafter called "Tenant"). 1. Premises. Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") outlined in Exhibit A and described in the Basic Lease Information. The Premises may be all or part of the building (the "Building") or the project (the Project"), which may consist of more than one building. The Building and Project are outlined in Exhibit A. During the term of this Lease Tenant shall have the non-exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), subject in all respects to the limitations set forth in Paragraph 4 below and such rules and regulations as are promulgated from time to time by Landlord. For purposes of this Lease, the term "Common Areas" shall mean all areas and facilities outside the Premises and within the exterior boundary line of the Project that are, from time to time, provided and designated by Landlord for the non-exclusive use of Landlord, the tenants of the Project and their respective employees, guests and invitees. 2. Possession and Lease Commencement.
      A. Existing Improvements. In the event this Lease pertains to a Premises in which the interior improvements have already been constructed ("Existing Improvements"), the provisions of this Paragraph 2.A. shall apply and the term commencement date ("Term Commencement Date") shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises; or (2) Landlord delivers written notice to Tenant that Tenant may occupy the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Estimated Term Commencement Date, Landlord shall not be subject to any liability therefore, nor shall Landlord be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to deliver the same, which date shall then be deemed the Term Commencement Date. Tenant shall not be liable for any Rent for any period prior to the Term Commencement Date. Tenant acknowledges that Tenant has inspected and accepts the Premises in their present condition, broom clean, "as is," as suitable for the purpose for which the Premises are leased. Tenant agrees that said Premises and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord unless such are expressly set forth in this Lease. Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.
      B. Construction of Improvements. In the event this Lease pertains to a Building to be constructed or improvements to be constructed within a Building, the provision of this Paragraph 2.B. shall apply in lieu of the provisions of Paragraph 2.A. above and the term commencement date ("Term Commencement Date") shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises, or (2) the improvements constructed or to be constructed in the Premises shall have been substantially completed in accordance with Exhibit B whether or not substantial completion of the Building itself shall have occurred. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Estimated Term Commencement Date, Landlord shall not be subject to any liability, nor shall Landlord be in default hereunder. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive. Substantial completion shall have occurred notwithstanding Tenant's submission of a punchlist to Landlord, which Tenant shall submit, if at all, within thirty (30) days after the Term commencement Date. Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises. Notwithstanding the foregoing to the contrary, if the Term Commencement Date has not occurred within ninety (90) days after the Estimated Term Commencement Date through no fault or neglect of Tenant, then Tenant shall have the right to cancel and terminate this Lease by written notice given to Landlord with five (5) days after the elapse of such ninety (90) day period. In the event Tenant elects to terminate this Lease as provided in the preceding sentence by the requisite notice, Landlord shall return to Tenant all sums received by Landlord from Tenant with respect to his Lease and/or the Premises, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease. 3. Term. Term of this Lease shall commence on the Term commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information (i.e., sixty (60) months) or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term (i.e., sixty (60) months) in addition to the remainder of the calendar month following the Term Commencement Date. 4. Use.
      A. General. Tenant shall use the Premises for the Permitted Use and for no other use or purpose. Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the Parking Density at any time. Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas and driveways of the Project, subject to such rules and regulations as Landlord may from time to time prescribe.
      B. Limitations. Tenant shall not permit any odors, smoke, dust, gas substances, noise or vibrations to emanate from the Premises, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants of the Building or Project in which the Premises are situated or interfere with their use of their respective premises. Storage outside the Premises or materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which endanger the structure, or place any harmful liquids in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises except in trash containers placed inside exterior enclosures designated for that purposes by Landlord. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.
      C. Compliance with Regulations. By entering the Premises, Tenant accepts the Premises in the condition existing as of the date of such entry, subject to all existing or future applicable municipal, state and federal and other governmental statutes, regulations, laws and ordinances, including zoning ordinances and regulations governing and relating to the use, occupancy and possession of the Premises and the use, stage generation and disposal of Hazardous Materials (hereinafter defined) in, on and under the Premises (collectively "Regulations"). Except for pre-existing violations, Tenant shall, at Tenant's sole expense, strictly comply with all Regulations now in force or which may hereafter be in force relating to the Premises and the use of the Premises and/or the use, storage, generation of Hazardous Materials in, on and under the Premises. Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, or about the Premises or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project, or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall, to the maximum degree permissible by law, indemnify, defend, protect and hold Landlord harmless from and against any loss, cost, expense, damage, claims, judgments and/or settlements, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable laws or comply with the requirements as set forth herein, excepting only matters arising solely from the sole negligence or willful misconduct of Landlord.
      D. Hazardous Materials. Tenant shall not cause, or allow any of Tenant's Parties to cause, any Hazardous Materials to be used, generated, stored or disposed of on or about the Premises, the Building or the Project. As used in this Lease, "Hazardous Materials" shall include, but not be limited to hazardous toxic and radioactive materials and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or other similar designations in any federal, state, or local law, regulation or ordinance. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of a such inspections, tests and investigations to be borne by Tenant if such inspections, tests or investigations show that Tenant has violated any of the provisions of this Paragraph 4. Tenant shall, to the maximum degree permissible by law, indemnify, defend, protect and hold Landlord harmless from and against all liabilities, losses, costs and expenses, demands, causes of action, claims, judgments and/or settlements directly or indirectly arising out of the activities or use, generation, storage or disposal of Hazardous Materials by Tenant or any of Tenant's Parties, which indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord or the use, generation, storage or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 4.D. Tenant shall provide notice to Landlord a soon as practicable, but in no event later than thirty (30) days, or the initiation of any proceeding or action whatsoever relating to any Hazardous Materials. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination f this Lease. 5. Rules and Regulations. Tenant shall faithfully observe and comply with any rules and regulations Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the rules and regulations. 6. Rent.
      A. Base Rent. Tenant shall pay to Landlord, without demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the address specified in the Basic Lease Information or such other place as Landlord may from time to time designate in writing. Base Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Base Rent commences on other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date.
      B. Additional Rent. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, the interest and late charge described in Paragraph 26.D., any monies spent by Landlord pursuant to Paragraph 30, and Tenant's Proportionate Share of Basic Operating Cost, as specified in Paragraph 7 of this Lease, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.
7.      Basic Operating Cost
      A. Basic Operating Cost. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share, as defined in the Basic Lease Information, of Basic Operating Cost in the manner set forth below. Landlord shall account for each item of Basic Operating Cost as either a cost attributable to the Building or to the Project, as determined by Landlord in Landlord's sole discretion, and unless provided to the contrary in this Lease, Tenant shall pay the applicable Tenant's proportionate Share of each such Basic Operating Cost, as set forth in the Basic Lease Information. Basic Operating Cost shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the management, maintenance, preservation and operation of the Project and its supporting facilities (determined in accordance with generally accepted accounting principles, consistently applied) including but not limited to the following:
      (1) Taxes. All real property taxes, possessory interest taxes, business or license taxes of fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space taxes or fees, annual or periodic license or use fees, excises, transit ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operations or the Rent (or any portion or component thereof) (all of the foregoing being hereinafter collectively referred to as "real property taxes"), or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes, except (a) inheritance or estate taxes imposed upon or assessed again the Project, or any part thereof or interest therein, and (b) taxes computed upon the basis of net income of Landlord or the owner of any interest therein, except as otherwise provided in the following sentence. Basic Operating Cost shall also include any taxes, assessments, or any other fees imposed by any public authority upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross income tax or excise tax levied by the local governmental authority in which the Project is located, the federal government, or any other governmental body with respect to receipt of such rental, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net to Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment any such taxes.
      (2) Insurance. All insurance premiums and costs, including but not limited to, any deductible amounts, premiums an cost of insurance incurred by Landlord, as more fully set forth in Paragraph 8.A. herein.
      (3) Repairs and Improvements. Repairs, replacements and general maintenance for the Premises, Building and Project (except for those repairs expressly made the financial responsibility of Landlord pursuant to the terms of this Lease, repairs to the extent paid for by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Project other than Tenant). Such repairs, replacements, and general maintenance shall include the cost of any capital improvements made to or capital asset acquired for the Project, Building or Premises after the Term Commencement Date that reduce any other Basic Operating Cost, are reasonably necessary for the health an safety of the occupants of the Project, or are made to the Building, by Landlord after the date of this Lease and are required under any governmental law or regulation, such costs or allocable portions thereof to be amortized over such reasonable period a Landlord shall determine, together with interest on the unamortized balance at the "prime rate" charged as the time such improvements or capital assets are constructed or acquired by Wells Fargo Bank, N.A. (San Francisco), plus two (2) percentage points, but in no event more than the maximum rate permitted by law.
      (4) Services. All expenses relating to maintenance, janitorial and service agreements and services, and costs of supplier and equipment used in maintaining the Premises, Building and Project and the equipment therein and the adjacent sidewalk, driveways, parking and service area, including, without limitation, alarm service, window cleaning, elevator maintenance, Building exterior maintenance and landscaping.
      (5) Utilities. Utilities which benefit all or a portion of the Premises, Building or Project.
      (6) Management Fee. A management and accounting cost recovery fee equal to four percent (4%) of the sum of Base Rent and Basic Operating Cost.
      (7) Legal and Accounting. Legal and accounting expenses relating to the Project, including the cost of audits by certified public accountants. In the event that the Building is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Tenant pays an equitable portion of all variable items of Basic Operating Cost, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Basic Operating Cost from all of the tenants in the Building including Tenant. Basic Operating cost shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants. Notwithstanding anything herein to the contrary, in any instance wherein Landlord, in Landlord's sole discretion, deems Tenant to be responsible for any amounts greater than Tenant's Proportionate Share, Landlord shall have the right to allocate costs in any manner Landlord deems appropriate.
      B. Payments of Estimated Basic Operating Cost. "Estimated Basic Operating Cost" for any particular year shall mean Landlord's estimate of the Basic Operating Cost for such fiscal year made prior to commencement of such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in accordance with generally accepted accounting principles applied in a consistent manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Basic Operating Cost for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Basic Operating Cost with installments of Base Rent for the fiscal year to which the Estimated Basic Operating Cost applies in monthly installments on the first day of each calendar month during such year, in advance. If at any time during the course of the fiscal year, Landlord determines that Basic Operating Cost is projected to vary from the then Estimated Basic Operating Cost by more than ten percent (10%). Landlord may, by written notice to Tenant, revise the Estimated Basic Operating Cost for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Basic Operating Cost for such year.
      C. Computation of Basic Operating Cost Adjustment. "Basic Operating Cost Adjustment" shall mean the difference between Estimated Basic Operating Cost and Basic Operating Cost for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, as determined by Landlord, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Basic Operating Cost for the fiscal year just ended, accompanied by a computation of Basic Operating Cost Adjustment. If such statement shows that Tenant's payment based upon Estimated Basic Operating Cost is less than Tenant's Proportionate Share of Basic Operating Cost, then Tenant shall pay to Landlord the difference within twenty (20) day after receipt of such statement. If such statement shows that Tenant's payments of Estimated Basic Operating Cost exceed Tenant's Proportionate Share of Basic Operating Cost, then (provided that Tenant is not in default under the Lease) Landlord shall pay to Tenant the difference within twenty (20) days after delivery of such statement to Tenant or credit against Tenant's next payment of the Estimated Basic Operating Cost. If his Lease has been terminated or the Term hereof has expired prior to the date of such statement then the Basic Operating Cost Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Basic Operating Cost adjustment shall be prorated by reference to the exact number of calendar days during such fiscal year that this Lease is in effect.
      D. Net  Lease.  This  shall be a net Lease and Base Rent  shall be paid to
Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Basic Operating Cost and the Basic Operating Cost Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, maintenance and operating of the Building or Project and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building or Project.
      E. Tenant Audit. In the event that Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than thirty (30) days following the receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Basic Operating Cost for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of the Basic Operating Cost Adjustment previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7,E. within thirty (30) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof. 8. Insurance and Indemnification.
      A. Landlord's Insurance. Landlord agrees to maintain property insurance insuring the Building against fire, lightning, vandalism and malicious mischief (including, if Landlord elects, "All Risk" or "Special" overage, earthquake, and/or flood insurance), in an amount not less than eighty percent (80%) of the replacement cost thereof, with deductibles, forms and endorsements as selected by Landlord in Landlord's sole discretion. Such insurance may also include, at Landlord's option, insurance against loss of Base Rent and Additional Rent, in an amount equal to the amount of Base Rent and Additional Rent payable by Tenant for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall be for the sole benefit of Landlord and under Landlord's sole control. Landlord shall not be obligated to insure any property, furniture equipment, machinery, goods or supplies which Tenant may keep or maintain the Premises, or any leasehold improvements, additions or alterations on or to the Premises. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord may obtain liability and property insurance for the Building separately, or together with other buildings and improvements under blanket policies of insurance. In such case, Tenant shall be liable for only such portion of the premiums and deductibles for such blanket policies as are available to the Building, as determined by the insurer or Landlord.
      (1) Property Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property and fixtures of Tenant and all improvements made by or for Tenant to the Premises, insuring such property for the full replacement value of such property.
      (2) Liability Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term either comprehensive General Liability insurance of Commercial General Liability insurance applying to the Premises and the Building, and any part of either, and any areas adjacent thereto, and the business operated by Tenant, subtenant, or by any other person on the Premises. Such insurance shall include Broad Form Contractual Liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a general aggregate limit of at least Three Million Dollars ($3,000,000.00). All such policies shall be written to apply to all bodily injury, property damage or loss, personal injury and other loss, however occasioned, occurring during the policy period, shall be endorsed to add
Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall also contain endorsements: (1) deleting any employee exclusion on personal injury coverage; (b) including employees as additional insureds; (c) deleting any liquor liability exclusion; and (d) providing for coverage of employer's automobile non-ownership liability. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds. Said coverage shall be written on an "occurrence" basis, if available. If an "occurrence" basis form is not available, Tenant must purchase "tail" coverage for the maximum number of years available. If a "claims made" policy is ever used, the policy must be endorsed so that Landlord is given the right to purchase "tail" coverage should Tenant for any reason fail to do so, or if the policy is to be cancelled.
      (3) General Insurance Requirements. All coverages described in this Paragraph 8.8 shall be endorsed to provide Landlord with thirty (30) days'
notice of cancellation or change in terms. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B. is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph B.B. All insurance policies required to be carried under this Lease shall be written by companies acceptable to Landlord, rated A+ XII or better in "Best's Insurance Guide" and authorized to do business in California. Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval. In any event deductible amounts shall not exceed One Thousand Dollars ($1,000.00). Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expiring policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, showing that all premiums have been paid for the full policy period. In any event, Tenant must provide a certificate or certificates or other proof acceptable to Landlord showing that Landlord is an additional insured on Tenant's liability policies, and that Tenant's insurance is primary to any insurance of Landlord, and Landlord's insurance, if any, shall be excess only. In the event Tenant shall fail to procure any insurance provided for herein, or to deliver policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.
      C. Indemnification. Landlord shall not be liable to Tenant for any injury, loss or damage to person or property caused by theft, fire, acts of God acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Project or failure to make any such repair, except as expressly otherwise provided in Paragraph 10. Tenant shall, to the maximum degree permitted by law, indemnify, defend, protect and hold Landlord harmless from and against any and al liabilities, losses, costs, damages, injuries, expenses, claims, judgments and/or settlements, including reasonable attorneys' fees and court costs, arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, or from activities of Tenant, Tenant's Parties or anyone in or about the Premises or Project, or from any cause whatsoever; (2) claims for work or labor performed, or for materials or supplies furnished to or at the request of Tenant in connection with performance of any work done for Tenant in the performance of any covenant contained in this Lease. The sole exception to the foregoing indemnity shall be applicable to claims arising from the sole negligence or willful misconduct of Landlord. The provisions of this Paragraph shall survive the expiration or termination of this Lease. Tenant expressly waives the right to conduct defense of any claim or matter for which Tenant is required to indemnify Landlord. Tenant shall pay all attorneys' fees and costs of Landlord for any indemnified matter such as fees and costs are incurred. 9. Waiver of Subrogation. To the extent permitted by law and without affecting the coverage provided by insurance to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for: (a) damages for injury to or death of persons; (b) damages to property; (c) damages to the Premises or any part thereof; an (d) claims arising by reason of the foregoing due to hazards covered by insurance to the extent of proceeds recovered therefrom. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this Paragraph 9. Nothing in this Paragraph 9 shall limit or affect Landlord's rights of indemnity pursuant to Paragraph 8.C. 10. Landlord's Repairs and Services. Landlord shall at Landlord's expense maintain the structural soundness of the structural beams of the roof, foundations and exterior walls of the Building in good repair, reasonable wear and tear excepted. The term "exterior walls" as used herein shall not include windows, glass or plate glass, doors, special storefronts or office entries. Landlord shall perform on behalf of Tenant and other tenants of the Project, as an item of Basic Operating Cost, the maintenance of the Building, Project, and public and Common Areas of the Project, including but not limited to repair and/or replacement of the roof, pest, extermination, the landscaped areas, parking areas, driveways, the truck staging areas, rail spur areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, electric and telephone equipment servicing the Building(s), exterior lighting, and anything which affects the operation and exterior appearance of the Project, which determination shall be at Landlord's sole discretion. Except for the expenses directly involving the items specifically described in the first sentence of this Paragraph 10, Tenant shall reimburse Landlord for all such costs in accordance with Paragraph 7. Any damage caused by or repairs necessitated by any act of Tenant may be repaired by Landlord at Landlord's option and at Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need or repairs after which Landlord shall have a reasonable opportunity to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance. 11. Tenant's Repairs. Tenant shall at Tenant's expense maintain all parts of the Premises in a good, clean and secure condition and promptly make all necessary repairs and replacements, including but not limited to all windows, glass, doors, walls and wall finishes, floor covering, heating, ventilating and air conditioning systems, truck doors, dock bumpers, dock plates and revelers, plumbing work and fixtures, downspouts, electrical and lighting systems and fire sprinklers. Tenant shall at Tenant's expense also perform regular removal of trash and debris. If required by the railroad company, Tenant agrees to sign a joint maintenance agreement governing the use of the rail spur, if any. Tenant shall, at Tenant's own expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty
(30) days after the Term Commencement Date. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole expense, immediately repair any damage to any demising wall caused by Tenant or Tenant's Parties. 12. Alterations. Tenant shall not make, or allow to be made, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed alterations and additions which: (a) comply with all applicable laws, ordinances, rules and regulations; (b) are in Landlord's opinion compatible with the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems; an (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed alterations or additions, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of alteration or additions, and the time for performance of such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expense which Landlord may incur in electing to have outside architects and engineers review said plans and specifications. All such alterations, physical additions or improvements shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord; provided, however, that at the time Landlord consents to any such alteration or addition Landlord may, at Landlord's option, require that Tenant, at Tenant's expense, remove any or all alterations, additions, improvements and partitions made by Tenant and restore the Premises by the termination of this Lease, whether by lapse of time, or otherwise, to their condition existing prior to the construction of any such alterations, additions, partitions or leasehold improvements. All such removals and restorations shall be accomplished in a good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to so remove such alterations, additions, improvements and partitions or Tenant's trade fixtures or furniture, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Basic Operating Cost, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its personal property, on the value of the alterations, additions or improvements within the Premises, and on Tenant's interest pursuant to this Lease. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord. 13. Signs. All signs, notices and graphics of every kind or character, visible in or from public view or corridors, the Common Areas or the exterior of the Premises, shall be subject to Landlord's prior written approval. Tenant shall not place or maintain any banners whatsoever or any window decor in or on any exterior window or window fronting upon any Common Areas or service area or upon any truck doors or man doors without Landlord's prior written approval. Any installation of signs or graphics on or about the Premises and Project shall be subject to any applicable governmental laws, ordinances, regulations and to any other requirements imposed by Landlord. Tenant shall removal all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or effacement, including without limitation, discoloration caused by such installation or removal. 14. Inspection/Posting Notices. After reasonable notice, except in emergencies where no such notice shall be required, Landlord, and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs or alterations to the Premises, or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants, purchasers, encumbrancers or others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall us reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. At any time within six (6) months prior to the end of the Term, Landlord shall have the right to erect on the Premises and/or Project a suitable sign indicating that the Premises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. 15. Utilities. Tenant shall pay directly for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs, ballasts and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly serving other premises. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed  Landlord  under this Lease herein  reserved be abated by reason of:
(a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; or (c) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. 16. Subordination. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, the Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon said Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any existing or future ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust. 17. Financial Statements. At the request of Landlord, Tenant shall provide to Landlord Tenant's current financial statement or other information discussing financial worth of Tenant, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management and disposition of the Project. 18. Estoppel Certificate. Tenant agrees from time to time, within ten
(10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent has been paid, the unexpired portion of this Lease, and such other matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant and that the statements included are true an correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of the Lease, and shall be an event of default if Tenant fails to fully comply. 19. Security Deposit. Tenant agrees to deposit with Landlord upon execution of this Lease, a Security Deposit in the amount specified in the Basic Lease Information, which sum shall be held by Landlord, without obligation for interest, as security for the full and timely performance of Tenant's covenants and obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand the amount of so applied in order to restore the Security Deposit to its original amount. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. Landlord may use and commingle the Security Deposit with other funds of Landlord. Tenant waives the provisions of California Civil Code Section 1950-.7 and any other present or future law, statue or ordinance regarding security deposits held under commercial leases, and agrees that the provisions of this Paragraph 19 shall solely govern the rights and obligations of Landlord and Tenant regarding the Security Deposit. 20. Tenant's Remedies. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of the individual or other partners, directors, officers and shareholders of Landlord, and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek resource against the assets of the individual or other partners, directors, officers and shareholders of Landlord. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project. 21. Assignment and Subletting.
      A. General. Tenant shall not assign or sublet the Premises or any part thereof without Landlord's prior written approval except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thirty (30) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice to notify Tenant in writing that Landlord elects either: (1) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (2) to permit Tenant to assign this Lease or sublet such space, subject, however, to Landlord's prior written approval of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease; provided, however, that if Landlord elects to terminate this Lease as provided in sub-item
(1) above, then tenant shall have the right to withdraw Tenant's written notice of the proposed assignment or subletting by written notice given to Landlord within five (5) days after receipt by Tenant of Landlord's notice election to terminate. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option to terminate this Lease as provide in sub-item (1) above, but written approval by Landlord of the proposed assignee or subtenant shall be required. If Landlord does not exercise the option to terminate this Lease as provide in sub-item (1) above, Landlord's consent to a proposed assignment or sublet shall not be unreasonably withheld. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: (i) the use of the Premises by such proposed assignee or subtenant would not be a permitted use or would increase the Parking Density of the Project; (ii) the proposed assignee or subtenant is not of sound financial condition; (iii) the proposed assignee or subtenant is a governmental agency; (iv) the proposed assignee or subtenant does not have a good reputation as a tenant of property; (v) the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project; (vi) the assignment or subletting would entail any alterations which would lessen the value of the leasehold improvements in the Premises; (vii) if Tenant is in default of any obligation of Tenant under this Lease, or (viii) Tenant has defaulted under this Lease on three (3) or more occasions using any twelve (12) months preceding the date that Tenant shall request consent. Failure by Landlord to approve a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under this Paragraph 21.A., Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated in assignment or sublease, without incurring any liability to Tenant.
      B. Transferee Information Required. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least thirty (30) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises (including a list of the type of quantities of all Hazardous Materials to be used by the transferee on the Premises), the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be reasonably requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee.
      C. Bonus Rent. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of a reasonable brokerage commission, shall be divided and paid, ten percent (10%) to Tenant, ninety percent (90%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for such subletting or assignment.
      D. Corporation. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease.
      E. Partnership. If Tenant is a partnership, joint venture or other business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.
      F. Liability. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.
22. Authority of Parties. Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder. Tenant represents and warrants that it has full right and authority to enter into this Lease and to perform all of Tenant's obligations hereunder.
23.      Condemnation.
      A. Condemnation Resulting in Termination. If the whole or any substantial part of the Project of which the Premises are a part should be taken or condemned for any public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate and the Rent shall be abated during the unexpired portion of the Lease, effective when the physical taking of said Premises shall have occurred.
      B. Condemnation Not Resulting in Termination. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 23.A. above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of the Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances.
      C. Award. Landlord shall be entitled to any and all payment, income, rent, award, or any interest, therein, whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving costs or loss of goodwill, shall be and remain the property of Tenant.
      D. Waiver: Landlord and Tenant each waives all of the right it may now or hereafter hold under any existing or future law, statute, or ordinance which would permit Landlord or Tenant to terminate this Lease in the event of a taking of all or any part of the Premises, the Building or the Project, including, but not limited to, the provisions of California Code of Civil Procedure Section 1265.130, and agree that the rights and obligations of Landlord and Tenant shall be governed by this Paragraph 23.D in the event of such taking.
24.      Casualty Damage.
      A. General. If the Premises or Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's opinion such repairs can reasonably be made either: (1) within ninety (90) days; (2) in more than ninety (90) days but in less than one hundred eighty (180) days; or (3) in more than one hundred eighty (180) days from the date of such notice. Landlord's determination shall be binding on Tenant.
      B. Less Than 90 Days. If the Premises or Building should be damaged by fire, tornado or other casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed within ninety (90) days after the date of such damage, this Lease shall not terminate, and provided that insurance proceeds are available to fully repair the damage, Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other leasehold improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.
      C. Greater than 90 Days. If the Premises or Building should be damaged by fire, tornado or other casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed in more than ninety
(90) days but in less than one hundred eighty (180) days, then Landlord shall have the option to either: (1) terminating the Lease effective upon the date of the occurrence of such damage, in which even the Rent shall be abated during the unexpired portion of the Lease; or (2) electing to rebuild or repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred seventy (270) days after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or delays of the contractors or subcontractors or any other causes or contingencies beyond the reasonable control of Landlord, Tenant may at Tenant's option within ten (10) days after the expiration of such two hundred seventy
(270) day period (as such may be extended), terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such termination notice, unless Landlord completes the repairs by such date in which case Tenant's termination notice shall have no further force or effect and the Lease shall continue in accordance with its terms.
      D. Greater than 270 Days. If the Premises or Building should be so damaged by fire, tornado or other casualty that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred seventy (270) days after such damage either party at its option may within ten (10) days after such estimate, terminate this Lease by delivering written notice of termination to the other party, whenever all rights hereunder shall cease and terminate after the other party's receipt of termination notice.
      E. Tenant's Fault. If the Premises or any other portion of the Building are damaged by fire or other casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage, Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the building caused thereby to the extent such cost and expense is not covered by insurance proceeds and Tenant shall have no right to terminate this Lease pursuant to this Paragraph 24.
      F. Uninsured Casualty. Notwithstanding anything herein to the contrary, in the event that the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon all rights and obligations hereunder shall cease and terminate.
      G. Waiver. Except as otherwise provided in this Paragraph 24, Tenant hereby waives the provisions of Sections 1932(a), 1933(4), 1941 and 1942 of the Civil Code of California and of any other present or future law, statute or ordinance relating to the rights of a tenant to terminate a commercial lease in the event the leased premises are damaged or destroyed, and agrees that in the event of damage or destruction of the Premises the rights and obligations of Tenant shall be solely governed by this Paragraph 24.
      25. Holding Over. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of the Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) the amount of the daily rental as of the last month prior to the date of expiration or termination. Tenant also shall indemnify, defend, protect and hold Landlord harmless from any loss, liability, cost and expense, including, to the maximum degree permissible by law, reasonable attorneys' fees, demands, causes of action, claims, judgments and/or settlements directly or indirectly resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant funded on such delay. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Unless Landlord consents in writing to Tenant's holding over, Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time requird by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply.
26.      Default.
      A. Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:
      (1) Abandonment. Abandonment of the Premises for a continuous period in excess of ten (10) days. Tenant waives any right to notice Tenant may have under
Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.
      (2) Nonpayment of Rent. Failure to pay any installment of Rent or any other amount due and payable hereunder upon the date when said payment is due.
      (3) Other Obligations. Failure to perform any obligations, agreement or covenant under this Lease other than those matters specified in subparagraphs
(1) and (2) of this Paragraph 26.A., such failure continuing for fifteen (15) days after written notice of such failure.
      (4) General Assignment. A general assignment for the benefit of creditors by Tenant or by any Guarantor specified in the Basic Lease Information.
      (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant or by any Guarantor, or the filing of an involuntary petition against Tenant by the creditors of Tenant or against any Guarantor by the creditors of any Guarantor, which involuntary petition remains undischarged for a period of thirty (30) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.
      (6) Receivership. The employment of a receiver to take possession of substantially all of the assets of Tenant or the Premises, or substantially all of the assets of any Guarantor, if such appointment remains undismissed or undischarged for a period of ten (10) days after the order therefore.
      (7) Attachment. The attachment, execution or other judicial seizure of all or substantially all of the assets of Tenant or the Premises, or all or substantially all of the assets of any Guarantor, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof.
      (8) Breach of Guaranty of Lease. Any failure by any Guarantor to perform any of the obligations of any Guarantor under the Guaranty of Lease, or any notice or claim by any Guarantor of release, discharge, extinguishments, alteration, reduction, exoneration or limitation of the obligations of any Guarantor under the Guaranty of Lease.
      B.      Remedies Upon Default.
      (1) Termination. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all arrears of rental and all other sums payable by Tenant under this Lease and all costs an expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by reason of Tenant's default or of such termination.
      (2) Continuation After Default. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof, an Landlord may enforce all of Landlord's rights and remedies under this Lease including without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession.
      C. Damages After Default. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B. (a) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided. (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and
(4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in items
(1) and (2), above shall be computed at the lesser of the "prime rate," as announced from time to time by Wells Fargo Bank, N.A. (San Francisco), plus five
(5) percentage points, or the maximum interest rate allowed by law ("Applicable Interest Rate"). The "worth at the time of award" of the amount referred to in item (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.
      D. Late Charge. If any installment of Rent is not received by Landlord within five (5) days after the date when due, such amount shall bear interest at the Applicable Interest Rate from the date on which said payment shall be due until the date on which Landlord shall receive said payment. In addition, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent amount, to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein specified.
      E. Remedies Cumulative. All rights, privileges and elections or remedies of the parties are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.
      F. Waiver. Tenant waives the right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law or statute, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of an event of default by Tenant.
      27. Liens. Tenant shall keep the Premises free from liens arising out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefore shall be payable to Landlord by tenant on demand with interest at the Applicable Interest Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens.
      28. Substitution. At any time after execution of this Lease, Landlord may substitute for the Premises other premises in the Project (the "New Premises") upon not less than sixty (60) days prior written notice, in which event the New Premises shall be deemed to be the Premises for all purposes hereunder; provided however, that:
      A. The area of the Premises is less than twenty-five percent (25%) of the area of the Project;
      B. The New Premises shall be similar in area and in appropriateness for Tenant's purposes;
      C. Any such substitution is affected for the purpose of accommodating a tenant who will occupy all or a substantial portion of the Project area; and
      D. If Tenant is occupying the Premises at the time of such substitution, Landlord shall pay the expense of physically moving Tenant, Tenant's property and equipment to the New Premises and shall, at Landlord's sole cost, improve the New Premises with improvement substantially similar to those Landlord has committed to provide or has provided in the Premises. 29. Transfers by Landlord. In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform all of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building. 30. Right of Landlord to Perform Tenant's Covenants. All covenants and agreements to be performed by Tenant under any of the terms of this Lese shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent and Basic Operating Cost, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed. All sums, so paid by Landlord and all necessary incidental costs together with interest thereon at the Applicable Interest Rate from the date of such payment by Landlord shall be payable to Landlord on demand, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same right and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Base Rent and Basic Operating Cost. 31. Waiver. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord. 32. Notices. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:
      A. Rent. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.
      B. Other. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, or mailed, certified or registered, postage prepaid, and addressed to the party to be notified at the address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises. Notices given to Tenant after the Term Commencement Date shall be given to Tenant at the address of the Premises. 33. Attorneys' Fees. In the event that Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action. 34. Successors and Assigns. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord hereunder, Tenant's assigns. 35. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord. 36. Brokerage Commission. Landlord shall pay a brokerage commission to the Broker(s) identified in the Basic Lease Information in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker(s), and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant with respect to Landlord or the Premises. Tenant shall indemnify, defend by counsel acceptable to Landlord, protect and hold Landlord harmless from and against any loss, liability, cost or expense, including, but not limited to, attorneys' fees and costs, demands, cause of action, claim, judgment and/or settlement directly or indirectly resulting from any claim for a fee or commission by any broker of finder in connection with the Premises and this Lease other than Broker(s). 37. Waiver of Jury Trial. Landlord and Tenant each acknowledges that it is aware of and has had the advice of counsel of its choice with respect to its rights to trial by jury, and each party does hereby expressly and knowingly waive and release all such rights to trial by jury in any action, proceeding or counterclaim brought by either party hereto against the other (and/or against its officers, directors, employees, agents, or subsidiary or affiliated entities) on any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use of occupancy of the Premises and/or any claim of injury or damage. 38. Surrender. Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, fire, normal wear and tear and performance of Landlord's obligations under this Lease excepted), but with all interior walls repaired and touch painted, all floors cleaned, all non-working light bulbs and ballasts replaced and all roll-up doors, docks, dock levelers and plumbing fixtures in good condition and working order, (b) "broom clean," free of trash, debris and the personal property of Tenant, and (c) free of all Hazardous Materials used, generated, stored or disposed of on or about the Premises, the Building or the Project by Tenant or Tenant's Parties. Normal wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises, and any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or sooner termination of this Lease, (i) Tenant shall removal all of Tenant's furniture, movable fixtures, equipment, inventory and other personal property and Tenant's signage from the Premises, the Building and the Project and repair any damage caused by such removal, and (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to end of the Term (except in the event of a termination of this Lease prior to the scheduled end of the Term, in which event no advance notice shall be required), require Tenant at Tenant's expense to remove any or all Alterations and to repair any damage caused by such removal. Any of Tenant's furniture, movable fixtures, equipment, inventory and other personal property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those that Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. 39. Miscellaneous.
      A. General. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.
      B. Time. Time is of the essence regarding this Lease and all of its provisions.
      C. Choice of Law. This Lease shall in all respects be governed by the laws of the State of California.
      D. Entire Agreement. This Lease, together with its Exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits.
      E. Modification. This Lease may not be modified except by a written instrument by the parties hereto.
      F. Severability. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.
      G. Recordation. Tenant shall not record this Lease or a short form memorandum hereof.
      H. Examination of Lease. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.
      I. Accord and Satisfaction. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.
      J. Easements. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall substantially interfere with tenant's use of the Premises. Upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.
      K. Drafting and Determination Presumption. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required in this Lease or requested of Landlord, Landlord's consent, determination of estimation shall be made in Landlord's good faith opinion, whether objectively reasonable or unreasonable.
      L. Exhibits. Exhibits A, B and B-1 are hereby incorporated by reference.
      M. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.
      N. No Third Party Benefit. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.



IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


      LANDLORDTENANT
      MARIN COUNTY EMPLOYEES' RETIREMENT ASSOCIATIONWORLDWIDE MANUFACTURING USA, INC., a California corporation



      By: /S/ RONALD V. GRANVILLEBy: /S/ JIMMY WANG
      Ronald V. Granville, Chairman
      Marin County Employees' Retirement AssociationJimmy Wang, President for WOODMONT REAL ESTATE SERVICES, L.P., a California limited partnership, Its Management Agent



      By: /S/ RONALD V. GRANVILLEBy: /S/ JIMMY WANG
      Ronald V. Granville, Chairman
      Marin County Employees' Retirement Association BAY AREA for REAL ESTATE MANAGEMENT, INC., a California corporation, Its General PartnerJimmy Wang, President




32





Exhibit 10.4 Lease for Shanghai Intech Electro Mechanical Products LLC physical facility
Contract for House Leasing and Pre-Leasing in Shanghai
(Contract No__)
UNDER LEASING:
Parties of the Contract:
Lessor (Party A):
Lessee (Party B): Shanghai Intech Electro-Mechanical Products Co., Ltd.
UNDER PRE-LEASING
Pre-Lessor (Party A):
Pre-Lessee (Party B):
In accordance with the provisions of the Law of Contract of the People's Republic of China and the Rules on House Leasing in Shanghai (hereinafter referred to as "the Regulations"), Party A and Party B reach agreement on the leasing/pre-leasing by Party B of the commodity house from Party A and sign the contract on the basis of equality, volunteering, fairness and honesty. 1. Situation of the House for Leasing or Pre-Leasing
      1.1 The house to be leased by Party B from Party A is situated at Room 602 and 604, No. 12, Lane 1306, Jiangning road, Putuo district of Shanghai (hereinafter referred to as "the House"), with a actually measured building space of 463.61 square meters, for the purpose of office, in the form of office building and a structure of steel and concrete. For the details of the plane drawing of the house, see Appendix One of the contract. Party A has shown the following to Party B:
      1)      The Property Certificate No.:
      2)      Advanced Sales License No___
      1.2 As the owner of the house, Party A has established a leasing relation with Party B. Before signing the contract, Party A has informed Party B that the house has not been placed in pledge.
      1.3 The use scope of the public space of the house, conditions and requirement; the existing decoration, affiliated facilities, equipment conditions as well as the contents, standard of the decoration, additional facilities of Party B and other matters necessary for being agreed upon shall be specified in Appendix 2 and Appendix 3 of the contract respectively. Both parties agree that the Appendixes are the basis for the delivery of the house from Party A to Party B and for the return of the house from Party B to Party A upon the expiry of the contract. 2. Leasing Purpose
      2.1 Party B undertakes to Party A that the leased house is for the purpose of office and Party B shall abide by the state and municipal regulations on the house use and real estate management.
      2.2 Party B undertakes that Party B shall not change the above-mentioned purpose within the leasing term, unless the prior written approval is obtained from Party A and after being examined and approved by the authorities concerned in accordance with relevant regulations.
3.      Delivery Date and Leasing Term
      3.1 Both parties agree that Party A shall deliver the house to Party B before June 1, 2001 and the leasing term shall be from June 1, 2001 to May 31, 2004. The leasing term shall start from the date of signing the delivery letter and end on __/FONT>
      3.2 Upon the expiry of the leasing term, Party A shall be entitled to recover the house and Party B shall return the house in a timely manner. Should Party B need to renew the leasing, Party B shall submit the written requirement 2 months before the expiry of the leasing term and renew the contract after being approved by Party A.
4.      Rental, Payment and Term
      4.1 Both parties agree that the daily rental of each square meter of the building space is RMB1.60, with a monthly total of RMB22,253.30. Both parties shall calculate and finalize rental based on the building space actually measured in the delivery and use manual of the commodity house. The rental rate of the house shall remain to be unchanged in 3 years. From __, the parties may make adjustment to the rental rate through negotiations. Relevant matters of adjustment shall be agreed upon by both parties in the supplementary provisions.
      4.2 Party B shall pay the rental to Party A before the __date of each month. Should any delay of payment occur, Party B shall pay a penalty of .. % of the daily rental for each delayed day.
      4.3 Party B shall pay the rental in the following manner: Party B is to pay the rental every 2 months (i.e. to pay the rental of 2 months before the 5th date of the first month) and payment shall be effected before the use. Should any delay of payment occur, Party B shall pay a penalty of 0.04% of the delayed payment. 5. Deposit and Other Costs 5.1 Both parties agree that upon the delivery of the house by Party A, Party B shall pay a deposit to Party A thereon, which is the rental of one month, i.e. RMB22,253.30. After receiving the deposit, Party A shall issue the voucher to confirm the payment from Party
B. Upon the termination of the leasing, Party A shall deduct the costs due to be paid by Party B in accordance with provisions of the contract from the deposit and return the rest to Party B without any interest.
      5.2 During the leasing term, all the costs of water, electricity, gas, telecommunication etc. shall be borne by Party B and other costs shall be borne by Party A.
      5.3 Party B shall bear the above-mentioned costs, with the way, term and time of payment as follows. 1) Water: Charges to be collected at the prices of the running water company in accordance with the numbers shown on the meter of the user. 2) Electricity: Charges to be collected at the rate of RMB1.10/KWh as specified by the Yanxing Mansion Management Office of Shanghai Jinhui Real Estate Co., Ltd. The charges of each month shall be paid to Yanxing Mansion Management Office before the 5th date of the next month. 3) The charges of gas and telecommunication shall be directly paid by Party B to relevant gas company and telecommunication company.
6.      House-Use Requirement and Maintenance Responsibility
      6.1 Should Party B find that the house or its affiliated facilities are damaged during the term of leasing, Party B shall notify Party A to repair. Party A shall carry out repairing within 2 days after receiving the notice from Party B. Should Party A fail to carry out repairing within 2 days, Party B may carry out the repairing, with relevant costs being borne by Party A.
      6.2 Party B shall use and protect the house and its affiliated facilities in a reasonable manner. Party B shall be responsible for repairing the damages or problems which arise out of the reasons of inappropriate or unreasonable use. Should Party B refuse to repair, Party A may repair the damage or problem, with relevant costs being borne by Party B.
      6.3 During the term of leasing, Party A shall ensure that the house and its affiliated facilities are in usable and safe conditions. When the house needs to be inspected and maintained, Party A shall inform Party B two days in advance. During the inspection and maintenance, Party B shall supply assistance. Party A shall do its best to reduce the influence of the inspection and maintenance for Party B to use the house.
      6.4 Except Appendix Three of the contract, should Party B need to decorate or add the affiliated facilities or equipment, relevant written approval needs to be obtained from Party A in advance. Should the case need to be examined and approved by the authorities concerned, the case shall need to be submitted by Party B under the authorization of Party A to the authorities concerned for approval in advance. The ownership of the affiliated facilities and equipment added up by Party B shall be agreed upon by both parties in writing. 7. Conditions of the House When Being Returned
      7.1 Unless Party A agrees that Party B is to renew the leasing, Party B shall return the house within 2 days upon the expiry as specified in the contract. Should Party B delay in returning the house without being approved by Party A, Party B shall pay a fee of RMB3.20/square meter for each day delayed.
      7.2 The house returned by Party B shall be in normal conditions, which shall be inspected and confirmed by Party A when returning, and relevant costs shall be borne by each party in accordance with the agreement.
8.      Re-leasing, Assignment and Exchange
      8.1 Unless Party A agrees by the supplementary terms of the contract that Party B is allowed to re-lease the house, Party B shall not re-lease the house partially or wholly to any other third party within the term of leasing without being approved by Party A in writing. No re-leasing shall be transacted in the case of a same room.
      8.2 When Party B re-leases the house, relevant re-leasing contract with the lessee under the re-leasing shall be signed in writing in accordance with relevant regulations and relevant records shall be filed with the real estate trade center or farm of the district and county where the house is situated.
      8.3 Should Party B assign the house for others to rent, or exchange the house with the house of other lessee, relevant written approval shall need to be obtained from Party A in advance. After the assignment or exchange, the receiver of the leasing right of the house shall sign the alteration contract with Party A thereon, and continue to execute the contract.
      8.4 Should Party A need to sell the house within the term of leasing, Party A shall inform Party B 3 month in advance. Party B shall have the priority to purchase the house under the same conditions.
9.      Conditions for Cancellation of the Contract
      9.1 Should any of the following cases emerge, the contract shall be terminated and neither party shall be liable thereon:
      (1) The right to use the land within the scope of the house is withdrawn ahead of time in accordance with the provisions of laws;
      (2) The house is commandeered out of the reasons of the public benefit;
      (3) The house is put in the list of dismantling because of urban reconstruction in accordance with relevant laws;
      (4)       The house is destroyed or identified as a dangerous house;
      (5) The house is executed for pledge, which has been informed by Party A to Party B before leasing;
      (6)      ______________________________
      9.2 Both parties agree that in case one of the following cases emerges, either party may inform the other party to terminate the contract. The party in breach of the contract shall pay a penalty equivalent to 2 times of the monthly rental to the other party. Should losses have been made to the other party and should the deposit be not enough to cover the losses, the party in breach shall compensate the balance:
      (1) Should Party A fail to deliver the house after being urged by Party B within 30 days;
      (2) Should the house delivered by Party A be not in line with the agreement as specified in the contract, which leads to failure of the realization of the leasing aim; or should the house delivered by Party A be defective, endangering Party B;
      (3) Should Party B change the purpose of using the house without being approved by Party A in writing, which leads to damages to the house;
      (4) Should the body structure of the house be damaged out of the reasons of Party B;
      (5) Should Party B re-lease or assign the house or exchange the house with any third party without being approved by Party A;
      (6) Should Party B fail to pay the rental for an accumulated time of over 2 month;
      (7)      ___________________________________
10.      Responsibilities in Case of Breach
      10.1 Should the house be defective at the time of delivery, Party A shall repair within 15 days from the date of delivery. Should Party A fail to repair within 15 days, Party A agrees to reduce the rental and change relevant leasing terms.
      10.2 Should losses occur to Party B because Party A fails to inform Party B that the house has been pledged or the property right has been restricted, Party A shall be liable for the losses.
      10.3 Should Party A fail to implement its duties of maintenance and repairing in a timely manner during the term of leasing, which leads to the damage to the house or property losses or human injury of Party B, Party A shall be liable for relevant compensation.
      10.4 Should Party A cancel the contract and recover the house ahead of time during the term of leasing out of the reasons beyond the provisions of the contract, Party A shall pay a penalty equivalent to 2 times of the rental for the days of the recovery ahead of time. Should the deposit be not enough to offset the losses of Party B, Party A shall be liable for compensating the balance.
      10.5 Should Party B decorate the house or add the affiliated facilities without being approved by Party A in writing or exceeding the scope of the written approval of Party A, Party A may require Party B to recover the original status of the house and compensate for relevant losses.
      10.6 Should Party B cancel the contract ahead of time during the term of leasing, Party B shall pay a penalty equivalent to 2 times of the rental for the days of the recovery ahead of time. Should the breach penalty be not enough to offset the losses of Party A, Party A shall be entitled to deduct the amount from the deposit. Should the deposit be not enough to offset the losses of Party A, Party B shall be liable for compensating the balance.
11.      Miscellaneous
      11.1 Should Party A need to pledge the house during the term of leasing, Party A shall inform Party B the same in writing and undertakes to Party B that relevant parties shall ask for opinions of Party B on the purchase of the house 60 days before handling the house by way of agreement of discounting and selling after the pledge.
      11.2 The contract comes into effect after being signed by both parties. Within 15 days after the contract comes into effect, Party A shall be responsible for handling the filing with the real estate trade center or farm of the district and county where the house is situated and obtaining the filing certificate for house leasing. Should the contract need to be altered or terminated after the contract is filed, Party A shall be responsible for handling the formalities of alternation and termination with the original registration department within 15 days from the date of alteration and termination of the contract. Party A shall be liable for all legal disputes arising from the reasons that Party A fails to handle the registration and filing for the house leasing or for the alteration and termination.
      11.3 Both parties may sign the supplementary terms to the contract through negotiations for other relevant matters. The supplementary terms and appendix are the integral parts of the contract. The written and printed words filled in the blanks of the contract as well as the supplementary terms and appendix are equally authentic.
      11.4 Both parties clearly understand their respective rights, duties and obligations when signing this contract and are willing to strictly abide by the contract provisions. Should any party be in breach of the contract, the other party shall be entitled to lodge claims in accordance with provisions of the contract.
      11.5 Any disputes emerging between the parties during the term of the contract shall be settled through negotiations, failing which both parties agree to settle the disputes through the following approach:
      (1)      to be submitted for arbitration by Shanghai Arbitration
Commission;
      11.6 The contract and the appendixes are prepared in quadruplicate. Each party keeps one copy. The real estate trade center of Putuo District of Shanghai or farm keeps one copy and Yanxing Mansion Real Estate Management Office keeps one copy. All copies are equally authentic.



Lessor (Party A): Shanghai Jinghui Industrial RealEstate Development Company
By: /S/ WANG SHAO YUAN
Wang Shao Yuan, Legal Representative
Date: April 24, 2001



Lessee (Party B): Shanghai Intech Electro-MechanicalProducts Co., Ltd
By: /S/ JIMMY WANG
Jimmy Wang, Legal Representative
Date: April 24, 2001



33